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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2007

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


Nevada                                000-21846           13-3632859
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


                       3030 Bunker Hill Street, Suite 4000
                           San Diego, California 92109
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 459-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c)) [GRAPHIC OMITTED]

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations, and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 21, 2007 (the "Execution Date"), the Registrant entered into a common stock purchase agreement (the "Purchase Agreement") with Fusion Capital Fund II, LLC, an Illinois limited liability company ("Fusion Capital") for the purchase of shares of the Registrant's common stock valued, in the aggregate, at up to $8,400,000 (the "Shares").

Pursuant to the Purchase Agreement, the Registrant has agreed to sell to Fusion Capital $400,000 of the Shares (the "Initial Shares") within ten (10) business days of the Execution Date. During such period, pursuant to the terms of a registration rights agreement entered into by the Registrant and Fusion Capital (the "Registration Rights Agreement"), the Registrant agreed to file a registration statement covering the Shares (the "Registration Statement") with the SEC (the date of such filing, the "Filing Date"). The Initial Shares shall carry a per share purchase price equal to the lesser of: i) $0.30, ii) the lowest sale price of the Registrant's common stock on the Filing Date, and iii) the average of the three (3) lowest closing sale prices of the Registrant's common stock during the twelve (12) business days immediately preceding the Filing Date.

Subsequent sales of the Shares to Fusion Capital may commence after the SEC declares the Registration Statement effective, for a term of 25 months after the Execution Date. The Registrant shall have the right, but not the obligation, to direct Fusion Capital to purchase from time to time between $32,000 to $1,000,000 of the Shares, depending on certain conditions, at a per share purchase price equal to the lesser of: i) the lowest sale price of the Registrant's common stock on the date of purchase, and ii) the average of the three (3) lowest closing sale prices of the Registrant's common stock during the twelve (12) business days immediately preceding the date of purchase (the "Purchase Price"). If the Purchase Price is below $0.25, Fusion Capital's obligation to purchase Shares shall be automatically suspended.

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The Registrant may terminate the Purchase Agreement at any time and for any reason, effective one (1) business day prior written notice to Fusion Capital. Fusion Capital may terminate the Purchase Agreement only in the event that an event of default exists. An "event of default" shall exist if: (i) the Registrant's common stock ceases to be eligible for trading on the NASDAQ OTC Bulletin Board, the Registrant's principal market or exchange, and is not immediately thereafter trading on the NYSE, the AMEX, the NASDAQ Global Market, or the NASDAQ Capital Market; (ii) the Registrant's common stock is suspended from trading for three (3) consecutive trading days; (iii) the Registration Statement is not available for the sale of the Shares for ten (10) consecutive trading days or for a total of thirty (30) trading days out of the preceding 365 days; (iv) a breach exists with respect to the representations and warranties or covenants contained in any related agreements with Fusion Capital which has or which could have a material adverse effect on the Registrant, Fusion Capital, or the value of the Registrant's common stock subject to any applicable cure periods; or (v) the Registrant's insolvency or the Registrant's participation or threatened participation in insolvency or bankruptcy proceedings by or against the Registrant.

 In connection with the sale of the Shares, the Registrant agreed to issue to Fusion Capital 1,050,000 shares of its common stock, representing an amount equal to 5% of the Shares valued at $0.40 per share, as a commitment fee for entering into the Purchase Agreement.

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This announcement is not an offer to sell securities of Aethlon Medical, Inc. and any opportunity to participate in the private placement was available only to Fusion Capital.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, a copy of each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated by reference herein in its entirety.

On March 22, 2007, the Registrant issued a press release announcing the financing with Fusion Capital. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

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The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


10.1 Common Stock Purchase Agreement, dated March 21, 2007, by and between Aethlon Medical, Inc. and Fusion Capital Fund II, LLC.

10.2 Registration Rights Agreement, dated March 21, 2007, by and between Aethlon Medical, Inc. and Fusion Capital Fund II, LLC.

99.1    Press Release dated March 22, 2007.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2007                         AETHLON MEDICAL, INC.


                                              By: /s/ James Dorst
                                                  ------------------------------
                                                  James Dorst
                                                  Chief Financial Officer


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